Exhibit 32

                              INTERIM CAPITAL CORP.
              FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Lindberg, certify that:

     1. I am the chief executive officer and chief financial officer of Interim Capital Corp.
     2. Attached to this certification is Form 10-K for the fiscal year ended December 31, 2006, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.
     3 I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
               o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
               o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

February 14, 2007                         /s/ Mark Lindberg
                                          --------------------------------------
                                          Mark Lindberg
                                          President, Chief Executive Officer and
                                          Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Interim Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.